UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017

EATON CORPORATION plc

(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eaton House, 30 Pembroke Road,

Dublin 4, Ireland D04 Y0C2

(Address of principal executive offices)

+353 1637 2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On September 6, 2017, Eaton Corporation (the “Issuer”), a subsidiary of Eaton Corporation plc (the “Parent”), and Cooper B-Line, Inc., Cooper Bussman, LLC, Cooper Crouse-Hinds, LLC, Cooper Industries Unlimited Company, Cooper Lighting, LLC, Cooper Offshore Holdings S.à r.l., Cooper Power Systems, LLC, Cooper Wiring Devices, Inc., Eaton Aeroquip LLC, Eaton Aerospace LLC, Eaton Capital Unlimited Company, Eaton Controls (Luxembourg) S.à r.l., Eaton Electric Holdings LLC, Eaton Hydraulics LLC, Eaton Leasing Corporation, Eaton Technologies (Luxembourg) S.à r.l., Eaton US Holdings, Inc., Turlock B.V., Wright Line Holding Inc. and Wright Line LLC (collectively, with the Parent, the “Guarantors”) entered into a terms agreement (the “Terms Agreement”) with Citigroup Global Markets Inc., Goldman, Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named in the Terms Agreement, pursuant to which the Issuer agreed to issue $700,000,000 aggregate principal amount of 3.103% Notes due 2027 (the “2027 Notes”) and $300,000,000 aggregate principal amount of 3.915% Notes due 2047 (the “2047 Notes” and, together with the 2027 Notes, the “Notes”). All of the Issuer’s obligations under the Notes will be fully and unconditionally guaranteed by the Guarantors on a senior unsecured basis.

The Notes are being offered pursuant to an effective registration statement on Form S-3 (File No. 333-202308), a related prospectus and a prospectus supplement, each as filed with the Securities and Exchange Commission.

The Notes will be issued under an indenture to be entered into among the Issuer, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee. The offering is expected to close on September 15, 2017, subject to customary closing conditions.

The above description is qualified in its entirety by reference to the Terms Agreement, which is filed as Exhibit 1.1 and incorporated herein by reference.

Item 9.01	Exhibits

(d) List of Exhibits

Exhibit Number	Description

1.1	Terms Agreement, dated as of September 6, 2017, among Eaton Corporation, as Issuer, the Guarantors named therein, and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and as representatives of the several underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

By:	/s/ Thomas E. Moran
Name:	Thomas E. Moran
Title:	Senior Vice President and Secretary

Date: September 11, 2017

EXHIBIT INDEX

Exhibit Number	Description

1.1	Terms Agreement, dated as of September 6, 2017, among Eaton Corporation, as Issuer, the Guarantors named therein, and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and as representatives of the several underwriters named therein.